BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 5, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS AMENDED AND RESTATED JUNE 9, 2017

INVESCO MID CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the Invesco Mid Cap Value Portfolio (the “Portfolio”) from Invesco Advisers Inc. (“Invesco”) to Victory Capital Management Inc. (“Victory”) to be effective on or about December 15, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Victory. Effective on or about December 15, 2017, the name of the Portfolio will change to Victory Sycamore Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references in the SAI to Invesco as the Portfolio’s subadviser will change to Victory. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to Invesco as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about December 15, 2017:

The subsection entitled “Trust I Portfolio and Trust II Portfolio Operating Policies – Real Estate Investments” is revised to remove references to the Portfolio and apply only to Invesco Comstock Portfolio.

In the subsection entitled “Portfolio Transactions – Affiliated Brokerage,” the following footnote is added in reference to the Portfolio, and the subsequent footnote references are updated accordingly:

(1)

Effective December 15, 2017, the Portfolio changed its subadviser from Invesco Advisers Inc. to Victory Capital Management Inc. Invesco Capital Markets, Inc. is an affiliated broker of the Portfolio’s previous subadviser, Invesco Advisers Inc.

In the subsection entitled “Investment Advisory and Other Services – Trust I’s Management Agreements – Management Fee Waivers for the Trust I Portfolios,” the first sentence is amended to include a reference to Victory Sycamore Mid Cap Value Portfolio and the following paragraph is added:

With respect to Victory Sycamore Mid Cap Value Portfolio, BIA has voluntarily agreed to waive a portion of its investment advisory fee for the Portfolio to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Victory Capital Management Inc. and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver is not contractual and can be terminated by BIA at any time.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – Ownership Information for the Subadvisers to Trust I and Trust II,” the following paragraph is added:

Victory Capital Management Inc. (“Victory”) is a New York corporation, located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Victory is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with the remaining portion owned by Victory employees and a limited number of outside investors. Victory operates as a multi-boutique asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for managing the Victory Sycamore Mid Cap Value Portfolio.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio in the table and footnote (i) is deleted in its entirety and replaced with the following:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Victory Sycamore Mid Cap Value Portfolio(i)	0.340%	First $200 million
	0.320%	Next $200 million
	0.290%	Over $400 million

(i)

Prior to December 15, 2017, the subadvisory fee rate for Victory Sycamore Mid Cap Value Portfolio was at the annual rate of 0.450% of the first $200 million of the Portfolio’s average daily net assets, 0.400% of the next $300 million and 0.350% of such assets over $500 million. The breakpoints applied until assets reached $750 million. When the Portfolio’s assets reached $750 million, and up to $1.4 billion, then the subadvisory fee rate for the Portfolio became 0.375% on all assets of the Portfolio. When the Portfolio’s assets exceeded $1.4 billion, the subadvisory fee breakpoints set forth in the first sentence of this paragraph applied.

In Appendix B – “Proxy Voting Policies and Procedures,” the following information is added for Victory:

Victory Capital Management Inc.

Summary of Proxy Voting Policies and Procedures

(November 2017)

It is Victory’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. Victory’s Proxy Committee (“Proxy Committee”) reviews the Policy annually and revises it when the Proxy Committee determines that a change is appropriate.

Voting under Victory’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory delegates the non-discretionary administration of proxy voting for its clients to Institutional Shareholder Services (“ISS”), an independent service provider, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Victory’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory may consider, among other things:

•	the effect of the proposal on the underlying value of the securities
•	the effect on marketability of the securities
•	the effect of the proposal on future prospects of the issuer
•	the composition and effectiveness of the issuer’s board of directors
•	the issuer’s corporate governance practices
•	the quality of communications from the issuer to its shareholders

The following examples illustrate Victory’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the established guidelines, and whether the Victory supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•	Victory generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•	Victory generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•

Victory generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•

Victory reviews contested elections on a case-by-case basis taking into account such factors as the company’s performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•

Victory generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•

Victory reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•

Victory reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors; and the quality and rationale of the compensation disclosure.

•

Victory will generally vote for advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•

Victory will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•	Victory will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

Victory may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between Victory’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory will seek the opinion of its Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory reports annually about any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

In Appendix C – “Portfolio Managers,” the section “Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Mid Cap Value Portfolio and Invesco Small Cap Growth Portfolio” is amended to remove all information regarding the Portfolio, including information regarding portfolio managers Thomas R. Copper, Sergio Marcheli and Jeffrey Vancavage.

In Appendix C – “Portfolio Managers,” the following disclosure is added:

Portfolio Manager Compensation

Victory has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of Victory’s investment franchises, including Sycamore Capital, may earn incentive compensation based on a percentage of Victory’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory’s portfolio managers may participate in the equity ownership plan of Victory’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gary H. Miller(1)	Registered Investment Companies	5	$16,976,890,000	0	N/A

	Other Pooled Investment Vehicles	6	$492,120,000	0	N/A

	Other Accounts	18	$794,980,000	0	N/A

Jeffrey M. Graff(1)	Registered Investment Companies	5	$16,976,890,000	0	N/A

	Other Pooled Investment Vehicles	6	$492,120,000	0	N/A

	Other Accounts	18	$794,980,000	0	N/A

Gregory M. Conners(1)	Registered Investment Companies	5	$16,976,890,000	0	N/A

	Other Pooled Investment Vehicles	6	$492,120,000	0	N/A

	Other Accounts	18	$794,980,000	0	N/A

James M. Albers(1)	Registered Investment Companies	5	$16,976,890,000	0	N/A

	Other Pooled Investment Vehicles	6	$492,120,000	0	N/A

	Other Accounts	18	$794,980,000	0	N/A

Michael F. Rodarte(1)	Registered Investment Companies	5	$16,976,890,000	0	N/A

	Other Pooled Investment Vehicles	6	$492,120,000	0	N/A

	Other Accounts	18	$794,980,000	0	N/A

(1)	Account information is as of October 31, 2017.

Material Conflicts of Interest

Victory’s portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) his or her attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. Victory has adopted numerous compliance policies and procedures, including a Code of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory’s investment teams and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory’s compliance program will achieve its intended result.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SAI FOR FUTURE REFERENCE